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                                                          Exhibit 99.B-(n)(2)(i)

                               AMENDED SCHEDULE A

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                                                                                         CLASSES

FUNDS                                                                           ADVISER  SERVICE  INITIAL
-----                                                                           -------  -------  -------
ING Aeltus Enhanced Index Portfolio                                                X        X        X
ING American Century Select Portfolio                                              X        X        X
ING American Century Small Cap Value Portfolio                                     X        X        X
ING Baron Small Cap Growth Portfolio                                               X        X        X
ING Fidelity(R) VIP Contrafund(R) Portfolio                                        X        X        X
ING Fidelity(R) VIP Equity Income Portfolio                                        X        X        X
ING Fidelity(R) VIP Growth Portfolio                                               X        X        X
ING Fidelity(R) VIP Mid Cap Portfolio                                              X        X        X
ING Goldman Sachs(R) Capital Growth Portfolio                                      X        X        X
ING Goldman Sachs(R) Core Equity Portfolio                                         X        X        X
ING JPMorgan Fleming International Portfolio                                       X        X        X
ING JPMorgan Mid Cap Value Portfolio                                               X        X        X
ING MFS Capital Opportunities Portfolio                                            X        X        X
ING OpCap Balanced Value Portfolio                                                 X        X        X
ING Oppenheimer Global Portfolio                                                   X        X        X
ING Oppenheimer Strategic Income Portfolio                                         X        X        X
ING PIMCO Total Return Portfolio                                                   X        X        X
ING Salomon Brothers Aggressive Growth Portfolio                                   X        X        X
ING Salomon Brothers Fundamental Value Portfolio                                   X        X        X
ING Salomon Brothers Investors Value Portfolio                                     X        X        X
ING Salomon Brothers Large Cap Growth Portfolio                                    X        X        X
ING Solution 2015 Portfolio                                                        X        X        X
ING Solution 2025 Portfolio                                                        X        X        X
ING Solution 2035 Portfolio                                                        X        X        X
ING Solution 2045 Portfolio                                                        X        X        X
ING Solution Income Portfolio                                                      X        X        X
ING T. Rowe Price Diversified Mid Cap Growth Portfolio                             X        X        X
ING T. Rowe Price Growth Equity Portfolio                                          X        X        X
ING UBS U.S. Large Cap Equity Portfolio                                            X        X        X
ING Van Kampen Comstock Portfolio                                                  X        X        X
ING Van Kampen Equity and Income Portfolio                                         X        X        X
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